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                                                                  EXHIBIT 10.1
                               AMENDMENT NO. 1
                                      TO
                       ZENITH NATIONAL INSURANCE CORP.
                       1996 EMPLOYEE STOCK OPTION PLAN
                       -------------------------------

     Subject to and effective upon approval of this Amendment No. 1 by the Company's stockholders, Section 3 of the Zenith National Insurance Corp. 1996 Employee Stock Option Plan (the "Plan") is hereby amended by increasing the total number of shares of Stock reserved and available for grant pursuant to new awards under the Plan by 250,000 shares.

Date:  December 8, 1998                ZENITH NATIONAL INSURANCE CORP.

                                       By: /s/ STANLEY R. ZAX
                                           ----------------------------------
                                           Stanley R. Zax
                                           Its Chairman and President